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                                                                       EXHIBIT 5

                               TEMPLE-INLAND INC.
                           1300 MOPAC EXPRESSWAY SOUTH
                               AUSTIN, TEXAS 78746


                                                   March 25, 2002

Board of Directors
Temple-Inland Inc.
1300 MoPac Expressway South
Austin, Texas 78746

Ladies and Gentlemen:

         In my capacity as General Counsel of Temple-Inland Inc., a Delaware corporation (the "Company"), I am furnishing this opinion in connection with the filing of a Registration Statement on Form S-3 (Registration Nos. 333-84120, 333-84120-01 and 333-84120-02) (as amended, the "Registration Statement"), under the Securities Act of 1933, as amended (the "Securities Act"), filed with the Securities and Exchange Commission (the "Commission") on March 11, 2002 by the Company and by Temple-Inland Trust I and Temple-Inland Trust II, each a statutory business trust formed under the laws of the State of Delaware (each a "Trust" and collectively, the "Trusts").

         This opinion is being furnished in accordance with the requirements of
Item 601(b)(5) of Regulation S-K under the Securities Act.

         The Registration Statement relates to the proposed issuance and sale from time to time pursuant to Rule 415 under the Securities Act of up to $1,500,000,000 aggregate initial offering price of the following securities (the "Registered Securities"): (i) the Company's unsecured senior debt securities (the "Senior Debt Securities"); (ii) the Company's unsecured subordinated debt securities (the "Subordinated Debt Securities" and collectively with the Senior Debt Securities, the "Debt Securities"); (iii) shares of common stock, $1.00 par value per share (the "Common Stock") of the Company; (iv) shares of preferred stock, $1.00 par value per share (the "Preferred Stock") of the Company; (v) depositary shares representing shares of the Preferred Stock (the "Depositary Shares"); (vi) warrants to purchase any of the securities described in clauses
(i) to (v) (collectively, the "Warrants"); (vii) preferred securities of the Trusts (the "Trust Preferred Securities"); (viii) the Company's guarantees with respect to the Trust Preferred Securities (the "Trust Guarantees"); (ix) the Company's stock purchase contracts obligating holders to purchase Common Stock at a future date or dates (the "Stock Purchase Contracts"); (x) the Company's stock purchase units (the "Stock Purchase Units"), consisting of Stock Purchase Contracts and either Debt Securities or Trust Preferred Securities; and (xi) upper DECS (the "Upper DECS") consisting of Stock Purchase Contracts and Senior Debt Securities or other securities.


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Board of Directors
Temple-Inland Inc.
March 25, 2002
Page 2


         Each series of Senior Debt Securities will be issued pursuant to an indenture relating to Senior Debt Securities, dated as of September 1, 1986, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank and Chemical Bank), as trustee (the "Senior Indenture Trustee"), as amended by the First Supplemental Indenture, dated as of April 15, 1988, the Second Supplemental Indenture, dated as of December 27, 1990, and the Third Supplemental Indenture, dated as of May 9, 1991 (as amended or supplemented from time to time, the "Senior Debt Indenture"). Each series of Subordinated Debt Securities will be issued pursuant to an indenture relating to Subordinated Debt Securities in the form filed as an exhibit to the Registration Statement proposed to be entered into between the Company and JPMorgan Chase Bank, as trustee (the "Subordinated Indenture Trustee") (as amended or supplemented from time to time, the "Subordinated Debt Indenture"). Each Depositary Share will be issued pursuant to a deposit agreement substantially in a form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a document filed under the Securities Exchange Act of 1934 (the "Exchange Act") and incorporated into the Registration Statement by reference (the "Deposit Agreement"). Each Warrant will be issued pursuant to a warrant agreement substantially in the applicable form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a document filed under the Exchange Act and incorporated into the Registration Statement by reference (a "Warrant Agreement"). The Trust Preferred Securities will be issued by the Trusts pursuant to an amended and restated declaration of trust substantially in a form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a document filed under the Exchange Act and incorporated into the Registration Statement by reference (a "Trust Agreement"). Each Trust Guarantee will be issued pursuant to a trust preferred security guarantee agreement substantially in a form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a document filed under the Exchange Act and incorporated into the Registration Statement by reference (a "Trust Guarantee Agreement"). Each Stock Purchase Contract will be issued pursuant to a stock purchase contract agreement substantially in a form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a document filed under the Exchange Act and incorporated into the Registration Statement by reference (the "Stock Purchase Contract Agreement"). Each Stock Purchase Unit will be issued pursuant to a unit agreement substantially in a form that will be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a document filed under the Exchange Act and incorporated into the Registration Statement by reference (the "Unit Agreement"). Each Upper DECS will be issued pursuant to a Stock Purchase Contract Agreement, a pledge agreement (the "Pledge Agreement"), and a remarketing agreement (the "Remarketing Agreement") substantially in a form of each that will be filed as an exhibit to a post-effective amendment to the Registration Statement or as an exhibit to a document filed under the Exchange Act and incorporated into the Registration Statement by reference.


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Board of Directors
Temple-Inland Inc.
March 25, 2002
Page 3


         In my capacity as General Counsel of the Company, I have examined and am familiar with (i) the Certificate of Incorporation of the Company, as amended (the "Certificate"), (ii) the By-Laws of the Company, as amended to date, (iii) the organizational and governing documents of each of the Trusts, (iv) the corporate proceedings taken by the Board of Directors of the Company and the sponsor of each of the Trusts to authorize the filing of the Registration Statement and the issuance of the Registered Securities, and (v) the Registration Statement and the exhibits thereto. I have also examined originals or copies, certified or otherwise identified to my satisfaction, of such records of the Company and such agreements, certificates of public officials, certificates of officers or other representatives of the Company and others, and such other documents, certificates and records as I have deemed necessary or appropriate as a basis for the opinions set forth herein.

         In connection with the foregoing, I have assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. In making my examination of executed documents or documents to be executed, I have assumed that the parties thereto, other than the Company, had or will have the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and execution and delivery by such parties of such documents and the validity and binding effect on such parties. In addition, I have assumed (i) a definitive purchase, underwriting or similar agreement with respect to any Registered Securities offered will have been duly authorized and validly executed and delivered by the Company and the other parties thereto, (ii) that all Registered Securities will be issued and sold in compliance with applicable federal and state securities laws and in the manner stated in the Registration Statement and the applicable prospectus supplement, and (iii) any securities issuable upon conversion, exchange, redemption or exercise of any Registered Securities being offered will be duly authorized, created and, if appropriate, reserved for issuance upon such conversion, exchange, redemption or exercise and, with respect to shares of Common Stock or Preferred Stock offered, there will be sufficient shares of Common Stock or Preferred Stock authorized under the Company's Certificate and not otherwise reserved for issuance. As to any facts material to the opinions expressed herein that I have not independently established or verified, I have relied upon statements and representations of officers and other representatives of the Company and others.

         I am admitted to the bar in the State of Texas and I do not express any opinion as to the laws of any other jurisdiction except for the corporate law of the State of Delaware, and I do not express any opinion as to the effect of any other laws on the opinions stated herein.


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Board of Directors
Temple-Inland Inc.
March 25, 2002
Page 4


         Based upon the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

         1. When, as and if (a) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (b) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of any series of Senior Debt Securities, (c) the Senior Debt Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), (d) the Senior Indenture Trustee has been qualified under the TIA, (e) the Senior Debt Securities shall have been issued in the form and containing the terms set forth in the Registration Statement, the Senior Debt Indenture and such corporate action, (f) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, and (g) the Senior Debt Securities have been authenticated by the Senior Indenture Trustee, then, upon the happening of such events, the Senior Debt Securities will be validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

         2. When, as and if (a) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (b) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of the Subordinated Debt Indenture and any supplemental indentures and the terms of any series of Subordinated Debt Securities, (c) the Subordinated Debt Indenture has been qualified under the TIA, (d) the Subordinated Indenture Trustee has been qualified under the TIA, (e) the Subordinated Debt Securities shall have been issued in the form and containing the terms set forth in the Registration Statement, the Subordinated Indenture and such corporate action, (f) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, and (g) the Subordinated Debt Securities have been authenticated by the Subordinated Indenture Trustee, then, upon the happening of such events, the Subordinated Debt Securities will be validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

         3. When, as and if (a) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (b) appropriate corporate action has been taken to authorize the issuance of Common Stock, (c) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (d) Common Stock shall have been duly issued and delivered by the Company against payment therefor in accordance with such corporate action, and (e) certificates representing shares of Common Stock have been duly executed by the duly authorized officers of the Company in accordance with applicable law, then, upon the happening of such events, such Common Stock will be validly issued, fully paid and non-assessable (provided that the consideration paid therefor is not less than the par value thereof).


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Board of Directors
Temple-Inland Inc.
March 25, 2002
Page 5


         4. When, as and if (a) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (b) appropriate corporate action has been taken to authorize the issuance of Preferred Stock, to fix the terms thereof and to authorize the execution and filing of a certificate of designation relating thereto with the Secretary of State of the State of Delaware, (c) such certificate of designation shall have been executed by duly authorized officers of the Company and so filed by the Company, all in accordance with the laws of the State of Delaware, (d) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities are obtained, (e) Preferred Stock with terms so fixed shall have been duly issued and delivered by the Company against payment therefor in accordance with such corporate action, and (f) certificates representing shares of Preferred Stock have been duly executed by the duly authorized officers of the Company in accordance with applicable law, then, upon the happening of such events, such Preferred Stock will be validly issued, fully paid and non-assessable (provided that the consideration paid therefor is not less than the par value thereof).

         5. When, as and if (a) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (b) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of a Deposit Agreement (including a form of certificate evidencing the Depositary Shares) and the underlying Preferred Stock, (c) Depositary Shares with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment in the manner provided for in the applicable Deposit Agreement and such corporate action, and (d) shares of Preferred Stock shall have been duly issued and delivered then, upon the happening of such events, such Depositary Shares will be validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

         6. When, as and if (a) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (b) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of a Warrant Agreement (including a form of certificate evidencing the Warrants) and (c) Warrants with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment in the manner provided for in the applicable Warrant Agreement and such corporate action, then, upon the happening of such events, such Warrants will be validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

         7. When, as and if (a) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (b) the appropriate corporate action has been taken by such Trust to authorize the form, terms, execution and delivery of a Trust Agreement (including a form of certificate evidencing the Trust Preferred Security) and (c) Trust Preferred Securities with such terms are duly executed, attested, issued and


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Board of Directors
Temple-Inland Inc.
March 25, 2002
Page 6

delivered by duly authorized officers of the Company against payment in the manner provided for in the applicable Trust Agreement and such corporate action, then, upon the happening of such events, such Trust Preferred Securities will be validly issued and will constitute valid, fully paid and non-assessable undivided beneficial interests in the assets of such Trust (subject to any obligations to make payments as set forth in the applicable Trust Agreement and provided that the consideration paid therefore is not less than the par value thereof).

         8. When, as and if (a) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (b) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of such Trust Guarantee Agreement, (c) such Trust Guarantee Agreement with such terms is duly executed, attested, issued and delivered by duly authorized officers of the Company, (d) the Company has received the purchase price for the Senior Debt Securities or the Subordinated Debt Securities, as the case may be, to which such Trust Guarantee Agreement relates, (e) such Trust Guarantee Agreement has been qualified under the TIA, and (f) the guarantee trustee has been qualified under the TIA, then, upon the happening of such events, such Trust Guarantees will be validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

         9. When, as and if (a) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (b) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of the Stock Purchase Contract Agreement (including a form of certificate evidencing the Stock Purchase Contracts) and (c) the Stock Purchase Contracts with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment in the manner provided for in the Stock Purchase Contract Agreement and such corporate action, then, upon the happening of such events, such Stock Purchase Contracts will be validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

         10. When, as and if (a) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (b) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of the Unit Agreement (including a form of certificate evidencing the Units) and (c) the Units with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment in the manner provided for in the Unit Agreement and such corporate action, then, upon the happening of such events, such Units will be validly issued and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.


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Board of Directors
Temple-Inland Inc.
March 25, 2002
Page 7


         11. The Upper DECS when, as and if (a) the Registration Statement shall have become effective pursuant to the provisions of the Securities Act, (b) the appropriate corporate action has been taken by the Company to authorize the form, terms, execution and delivery of the Upper DECS and such underlying securities as constitute part of the Upper DECS, (c) the Stock Purchase Contracts with such terms are duly executed, attested, issued and delivered by duly authorized officers of the Company against payment in the manner provided for in the Stock Purchase Contract Agreement, (d) the Pledge Agreement has been duly executed, attested, issued and delivered by duly authorized officers of the Company, (e) the Remarketing Agreement has been duly executed, attested, issued and delivered by duly authorized officers of the Company, and (f) the shares subject to the Stock Purchase Contracts, any Debt Securities or other securities pledged pursuant to the Pledge Agreement or otherwise constituting part of the Upper DECS have been duly authorized, reserved for issuance and delivered pursuant to the terms of the Stock Purchase Contract Agreement or such other indenture or agreement as applicable, such Upper DECS will be validly issued, fully paid and non-assessable and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

         I hereby consent to the filing of this opinion with the Commission as an exhibit to the Registration Statement and to the reference to me under the heading "Legal Matters" in the Prospectuses constituting a part of the Registration Statement. In giving such consent, I do not thereby concede that I am included in the category of persons whose consent is required under Section 7 of the Securities Act or the rules and regulations of the Commission promulgated thereunder.


                                                Very truly yours,


                                                /s/ M. Richard Warner
                                                ---------------------
                                                M. Richard Warner
                                                General Counsel


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